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                                                                   Exhibit 10.18

                        VIRGINIA BIOTECHNOLOGY CENTER
                     VIRGINIA BIOTECHNOLOGY RESEARCH PARK

                              AGREEMENT OF LEASE

     THIS AGREEMENT OF LEASE, dated as of the 26th day of June, 2000, by and between VIRGINIA BIOTECHNOLOGY RESEARCH PARK AUTHORITY, a political subdivision of the Commonwealth of Virginia created by an act of the Virginia General Assembly, the purpose of which is to develop and operate the Virginia Biotechnology Research Park for the purpose of expanding, developing and commercializing knowledge pertaining to scientific and technological research among public and private entities including, but not limited to, knowledge in the area of the biotechnology and biomedical sciences (the "Authority"), and INSMED, INC., (the "Tenant"), recites and provides:

RECITALS:

     The Virginia Biotechnology Center ("the Center"), is part of the Phase I Complex of the Virginia Biotechnology Research Park, which is being developed as a biotechnology and biomedical research park (the "Research Park"). The Center is located at 800 East Leigh Street in the City of Richmond (the "Center").

     The Authority wishes to lease to the Tenant for its exclusive use and occupancy one lab/office suite on the second level of the Center comprising approximately 676 square feet of rentable area and known as Room 57, as depicted on Exhibit A attached hereto and referred to herein as the "Premises."
   ----------

AGREEMENT OF LEASE:

     For and in consideration of the mutual covenants and conditions set forth herein, the Authority and the Tenant agree as follows:

     1.   Leased Premises.
          ---------------

          (a) The Authority hereby leases the Premises to the Tenant, and the Tenant hereby rents the Premises from the Authority for the term (as defined herein).

          (b) The Tenant shall also have the right to use certain common facilities and services of the Center at no cost, and the option to purchase additional services, all of which are specified in Exhibit B attached hereto and
                                                   ----------
referred to herein as "Common Facilities and Services."

          (c) For purposes of patent and copyright ownership, the Premises and the Center are to be considered facilities of the Virginia Biotechnology Research Park Authority and not the facilities of any Virginia university or institution.

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     2.   Term.  The term of this Lease (the "Term") shall be for a period of
          ----
one (1) year, beginning on September 1, 2000 (the "Commencement Date") and ending August 31, 2001 (the "Termination Date").

     3.   Rent.
          ----

          (a) The Tenant shall pay all rent and other charges to be paid by the Tenant hereunder to the Authority at the office of the Authority in Richmond, Virginia, or to such other individual, firm or corporation and at such other place as may be designated by the Authority.

          (b) The Tenant shall pay a monthly rent (the "Monthly Rent") without notice, demand or setoff during the term hereof based upon an initial rental rate of $20.16 per square foot per year, creating a total annual rent of $13,628.16. No reduction or increase in rent shall be available for non-material discrepancies in actual square footage. During the first Lease Year the Monthly Rent shall be $1,135.68 per month.

          (c) The Monthly Rent is to be payable in advance on the fifth day of each calendar month during the term hereof without notice or demand and without setoff and it is to be received at the Authority's offices within five (5) days after the first day of each rental month. If the Monthly Rent is not received in the Authority's office within five (5) days after the first day of each rental month, there shall be imposed upon the Tenant a late charge equal to 5% of the monthly rental amount. If the Commencement Date is not the fifth day of a calendar month, the Tenant shall pay on the fifth day of the first calendar month following the Commencement Date a proportionate amount of the monthly Rent for the period of time from the Commencement Date to the date on which such first monthly payment is due.

          (d) All amounts and charges in addition to the Monthly Rent required to be paid by the Tenant in accordance with the terms hereof shall be deemed to be additional rent (the "Additional Rent"). Such amounts or charges, if not paid at the time provided in this Lease, shall be collectible as Additional Rent with the next installment of the rent due and payable hereunder; provided, however, that nothing herein contained shall be deemed to suspend or delay the time for any payment to be made by the Tenant hereunder or to limit any other remedy of the Authority.

     4.   Space "As Is".  The tenant shall take occupancy of the Premises in
          -------------
"as is" condition.

     5.   Use of Premises.  The Tenant shall use the Premises for biotechnology
          ---------------
and biomedical research & development purposes or advanced technology initiatives in information technology, computers, telecommunications, microelectronics, chemical, pharmaceutical or biotechnology as described in Exhibit C. Tenant shall not use the Premises or permit the Premises to be used
---------
for any other purpose without the prior written consent of the Authority, and

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such consent shall not be unreasonably withheld. The Tenant shall comply with all applicable laws and regulations in connection with its use and occupancy of the Premises.

     6.   Security Deposit.  Upon execution of this Lease, the Tenant shall
          ----------------
deposit with the Authority cash in the amount of $1,135.68. Such deposit shall be held by the Authority without interest, for the entire term of this Lease, and until all of the Tenant's obligations under this Lease have been paid in full, as security for the performance by the Tenant of all of its obligations under this Lease. If at any time during the term of this Lease any rent or other charge to be paid by the Tenant is not paid when due, or the Tenant fails to perform any of its obligations under this Lease, the Authority may, at its option, apply any part of such deposit to the payment of any such overdue rent or other charge or to the reimbursement of the Authority for any loss or damage sustained as a result of the Tenant's failure to perform its obligations. If such deposit, or any part thereof, is applied by the Authority as provided herein, upon written demand by the Authority, the Tenant shall remit to the Authority forthwith a sufficient amount in cash to restore such deposit to the original amount thereof. When all the Tenant's obligations hereunder have been paid in full, the Authority shall return to the Tenant such deposit or so much thereof as he held by the Authority for the Tenant. The Authority shall have the right to transfer the funds deposited hereunder by the Tenant to any purchaser of the Authority's interest in the Leased Premises, and upon any such transfer of such funds the Authority shall be discharged from any further liability with respect hereto.

     7.   Common Areas.  All areas and common facilities furnished by the
          ------------
Authority inside or outside the Center for the general use, in common, of tenants or occupants of the Center and their employees and invitees shall at all times be subject to the exclusive control and management of the Authority.

     8.   Services and Utilities.  (a)  The following services will be supplied
          ----------------------
to the Tenant at the expense of Authority during the term hereof:

               (i)    Electricity.

               (ii)   Heating or air conditioning in season.

               (iii) Cleaning services for the Premises, common areas and the rest rooms of the Building, Monday through Friday of each week, except on City holidays.

               (iv) Hot and cold water and lavatory supplies; additionally, hot and cold water are to be supplied to the Premises.

               (v) Maintenance and electric lighting for all common areas in the Building.

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          (b)  If any law, regulation, executive or administrative order requires that the Authority or Tenant reduce or maintain at a certain level the consumption of electricity for the Premises or the Center which affects the heating, air conditioning, lighting, or hours of operation of the Premises or the Center, the Authority and the Tenant shall each adhere to and abide by such laws, regulations, or executive or administrative orders.

          (c) Failure by the Authority to furnish the services provided above or any cessation thereof resulting from causes beyond the control of the Authority shall not render the Authority liable for damages to either person or property, nor be construed as an eviction of the Tenant, nor work an abatement of rent, nor relieve the Tenant from fulfillment of any covenant or agreement hereof.

     9.   Real Property Taxes.  The Authority shall pay all real property taxes,
          -------------------
including special assessments, if any, which may be levied or assessed against the Premises.

     10.  Tenant's Equipment, Fixtures and Alterations.  (a)  The Tenant will
          --------------------------------------------
not install or allow to be installed in the Premises any electrically operated equipment or other machinery other than general office, laboratory and research equipment or any equipment which will necessitate any changes, replacements or additions to, or changes in the use of, the water system, heating system, plumbing system, air-conditioning system, or electrical system in the Premises without first obtaining the prior written consent of the Authority, which consent shall not be unreasonably withheld. The Tenant shall be solely responsible for any and all costs associated with high speed telecommunications access and usage within the leased premises. The Tenant acknowledges and accepts a "building standard" for telecommunications and data (Internet) service provided by the landlord on the leased premises. The tenant further acknowledges that they shall be responsible for any and all costs associated with the possession of these services by any third party supplier or carrier, including the cost of any equipment upgrades or changes to the "building standard" provided by the landlord in the leased premises. These changes may, at the requirement of the supplier or carrier, also require connection, access or other fees in addition to equipment costs and/or monthly service fees to be paid by the tenant for such service. The parties acknowledge and agree that Tenant shall have the right to upgrade electrical and telephone service into the Premises at its own expense, provided it receives the prior written consent of the Authority.

          (b) The Tenant shall not make or cause to be made any interior or exterior modifications or additions to the Premises without the prior written consent of the Authority. The Tenant shall present to the Authority plans and specifications for such work at the time such consent is sought. Upon approval of such plans and specifications, the Tenant shall employ a contractor acceptable to the Authority to make such improvements. Such improvements shall comply with the requirements of all applicable laws.

          (c) The Tenant shall pay all contractors and materialmen promptly to minimize the possibility of any lien being asserted against the Premises. If any such lien is

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asserted, the Tenant shall take such action as may be necessary to have such lien released or bonded within thirty (30) days after the Tenant receives notice thereof.

          (d) Upon the expiration of the Term, the Tenant shall remove all trade fixtures and furnishings installed by the Tenant and not a part of the real estate or of the furnishings provided by the Authority, and Tenant shall surrender the Premises `as provided hereinafter. The Tenant shall repair all damage to the Premises caused by the installation or removal of any fixtures or other furnishings. All trade fixtures and furnishings which the Tenant has not removed prior to the termination or expiration of the term hereof shall become the property of the Authority.

     11.  Insurance.   (a)  During the Term, the Tenant shall, at its expense,
          ---------
insure the Premises and all activities conducted by the Tenant in the Center under a general liability insurance policy with a combined property damage, bodily injury and death liability limit of at least $1,000,000. Such policy of insurance shall name the Authority and any person or entity having an interest in the Center and designated by the Authority as additional insured parties and shall contain a clause that the insurer shall not cancel or change the terms of such insurance policy without first giving the Authority and such other person or entity ten (10) days' prior written notice thereof. Such insurance policy shall be issued by an insurance company rated A or higher by Best and copies thereof or the issuer's certificate of insurance shall be delivered by the Tenant to the Authority and to all other additional insured parties.

          (b) The Tenant shall not do or allow to be done in or about the Premises anything which is prohibited under any policy of insurance carried by the Authority insuring against loss or damage by fire or other hazards. The Tenant agrees that if its use or occupancy of the Premises causes the premium for such fire or other insurance carried by the Authority to be higher than the minimum premium applicable for such insurance, the Tenant shall pay the difference promptly upon demand therefor by the Authority.

          (c) The Authority agrees to maintain, at its expense, an appropriate fire, extended coverage and malicious mischief insurance policy on the Center. The Tenant shall be furnished with copies of all such insurance policies or the issuers' certificate of insurance. The Tenant shall, at its expense, insure the Tenant's furniture, furnishings, equipment, improvements and trade fixtures located in the Premises, and cause its subtenants to insure their furniture, furnishings, equipment, improvements and trade fixtures located in the Premises, under a standard fire and extended coverage insurance policy providing adequate coverage to replace such property. The Tenant acknowledges that the Authority shall not be responsible for carrying insurance of any kind on the Tenant's furniture, furnishings, equipment, improvements or trade fixtures and that the Authority shall not be obligated to repair or replace the same in the event of a fire or other casualty affecting the Premises.

     12.  Building Repairs and Alterations.  The Authority reserves the right
          --------------------------------
at any time to make repairs and reasonable alterations to the Center, other than those repairs necessitated by the negligence or willful misconduct of the Tenant or its subtenants, and to enter the Premises to

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take all necessary action to make such repairs and alterations. Such entry shall not be deemed to constitute an eviction of the Tenant or to give the Tenant any right to abatement of rent for loss or interruption of the business of the Tenant; provided, however, the Authority shall use its best efforts to minimize any interference with the business of the Tenant. The Authority shall indemnify and hold harmless Tenant from and against any actual cost, expense, loss or liability incurred as a result of such repairs or alterations.

     13.  Surrender.  At the `expiration or termination of the term of this
          ---------
Lease, the Tenant shall quit and surrender the Premises and all Authority-supplied furnishings and equipment in good order and condition, ordinary wear and use and casualty excepted. The Tenant shall surrender to the Authority all keys and electronic identification cards or passes used in connection with the Premises.

     14.  Tenant's Property, etc.  (a)  All property of the Tenant kept or
          -----------------------
stored in the Premises shall be kept or stored at the sole risk of the Tenant, as the case may be, and the Tenant shall hold the Authority harmless from any claims arising out of damage to such property, except any such damage caused by the act or negligence of the Authority, its agents or employees.

          (b) The Tenant agrees to notify the Authority immediately of any hazard, fire or accident in the Premises or in the Center and of any defects therein or in any of the fixtures or equipment located therein.

          (c) The Tenant shall be responsible for and shall pay when due all municipal, county or state taxes assessed during the term of this Lease against any leasehold interest or personal property of any kind, owned by or placed in the Premises by the Tenant.

     15.  Damage or Destruction.  If the Premises are damaged by fire, the
          ----------------------
elements or by accident, but are not thereby rendered untenantable, the Authority shall, at its expense, cause such damage to be repaired and the rent shall not be abated. If by reason of such occurrence, the Premises are rendered untenantable in part only, the Authority shall, at its expense, cause such damage to be repaired, and the rent shall be abated proportionately to the portion of the Premises rendered untenantable until such damage is repaired. If the Premises are rendered wholly untenantable by reason of such occurrence, the Authority shall, at its expense, cause such damage to be repaired, and the rent shall be abated in full until the Premises have been restored and rendered tenantable, unless within 60 days after such occurrence, the Authority gives the Tenant written notice that it has elected not to cause such damage to be repaired, in which event this Lease and the tenancy hereby created shall terminate as of the date of such occurrence, and the rent shall be adjusted as of such date. If the Authority elects to repair and repairs are not completed within 90 days, Tenant may terminate this Lease.

     16.  Legal and Environmental Compliance.
          -----------------------------------

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          (a)  During the Term including all renewals or extensions thereto, the
Tenant agrees to comply with all applicable environmental laws (the "Environmental Laws").

          (b) The Authority represents to the Tenant that (i) it has not received any notice of any alleged violation at the Premises of any Environmental Laws; and (ii) to the best of the Authority's knowledge, information and belief with respect to the Premises and the Center, there are no violations of any Environmental Laws.

     17.  Default.  (a)  The following events shall constitute a default
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hereunder:

               (i) The Tenant fails to pay any rent, additional rent or other charge to be paid by the Tenant hereunder within five days after the due date therefor.

               (ii) The Tenant fails to perform any of its other obligations under this Lease for more than thirty (30) days after written notice of such default given by the Authority to the Tenant unless Tenant shall provide evidence of commencing corrective measures during such period and shall then pursue them to completion within a reasonable period of time.

          Upon the occurrence of a default, in addition to all remedies the Authority may have at law or in equity, and the right to be reimbursed by the Tenant for all reasonable attorneys' fees and court costs incurred by the Authority as a result of such default, the Authority shall have the immediate right to re-enter the Premises and remove all persons and property therefrom and store such property in a public warehouse or elsewhere at the cost of, and for the account of, the Tenant. The Authority shall have the right to take such action without service of notice or resort to legal process and without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby. If the Authority elects to re-enter or to take possession of the Premises, the Authority may, at its option, either terminate this Lease, or without terminating this Lease, re-lease the Premises or any part thereof, for the benefit of the Tenant, for such term or terms (whether shorter or longer than the term of this Lease) and at such rent or rents and upon such other terms and conditions as the Authority, in its sole discretion, deems advisable. No re-entry or taking possession of the Premises by the Authority shall be construed as an election by the Authority to terminate this Lease unless written notice of such intention is given by the Authority to the Tenant or this Lease is terminated by an order or a decree of a court of competent jurisdiction. Notwithstanding any such reletting without termination, the Authority may at any time thereafter elect to terminate this Lease for any previous default by the Tenant in the performance of the terms and conditions of this Lease.

          (b) No re-entry or taking possession of the Premises by the Authority or any other action taken by the Authority, as a result of any default of the Tenant, shall relieve the Tenant of any of its liabilities and obligations under this Lease whether or not the Premises are relet.

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     18.  Access.  Upon reasonable notice, except in the case of emergency, the
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Authority shall have the right to enter the Premises at all reasonable times to examine the Premises and, during the last year of the term, to show such property to prospective tenants, mortgagees or purchasers.

     19.  Quiet Enjoyment.  The Authority covenants that the Tenant shall have
          ----------------
quiet and peaceful possession and enjoyment of the Premises for the Term.

     20.  Special Conditions.  The special terms and conditions set forth on
          -------------------
Exhibit D (Environmental Health and Safety Guidelines and Practices) hereto are
---------
hereby incorporated into this Lease by reference.

     21.  Assignment and Subletting.  The Tenant may not assign this Lease or
          --------------------------
sublet the Premises.

     22.  Successors.  Subject to the restrictions on assignment and subletting
          -----------
set forth above, this Lease and the terms hereof shall be binding upon and inure to the benefit of the Authority and its respective successors and assigns.

     23.  Authority of Parties; Title; Zoning.  The Authority and the Tenant
          ------------------------------------
each warrant to the other that the person or persons executing this Lease on behalf of the Authority or the Tenant, as the case may be, has authority to do so and fully obligate the Authority or the Tenant, as the case may be, to all terms and provisions of this Lease. If the Authority or the Tenant is a corporation, each warrants that it has legal authority to operate and is authorized to do business in the state in which the Premises are situated.

     24.  Non-Waiver.  The failure of the Authority or the Tenant to insist
          -----------
upon the strict performance of any of the terms hereof shall not constitute or be construed as a waiver or relinquishment for the future of any such terms, and such terms shall continue in full force and effect. The payment of rent by the Tenant or the receipt of rent by the Authority, with knowledge of the breach of any term herein contained, shall not be deemed a waiver of such breach.

     25.  Notices.  All notices from the Tenant to the Authority required or
          --------
permitted by any provision of this Lease shall be in writing and effective when delivered or upon second day after being sent by registered or certified mail and addressed as follows or upon receipt when delivered by overnight courier or telecopy:

          Virginia Biotechnology Research Park Authority
          800 East Leigh Street
          Richmond, Virginia 23219

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          Attention: President & CEO

All notices from the Authority to the Tenant so required or permitted shall be in writing and effective when delivered or upon the second day after being sent by registered or certified mail and addressed as follows:

Insmed, Inc.
Suite 206
800 E. Leigh Street
Richmond, VA 23219

Either party may, at any time, designate in writing a substitute address for the address set forth above, and thereafter notices shall be directed to such substitute address.

     26.  Memorandum.  Each of the parties agrees that, upon the request of the
          -----------
other, it will execute and deliver in recordable form a memorandum of this Lease. The party who records such memorandum shall pay the recording cost therefor.

     27.  Titles.  The titles and paragraph headings used herein are for
          -------
purposes of convenience only and shall not be construed to limit or extend the meaning of any part of this Lease.

     28.  Applicable Law.  This Lease shall be governed by and construed in
          --------------
accordance with the laws of the Commonwealth of Virginia.

     29.  Entire Agreement.  This Lease contains the entire agreement between
          -----------------
the Authority and the Tenant relating to the Premises and supersedes all negotiations, understandings and agreements, written or oral, between the parties. This Lease shall not be amended or modified, and no waiver of any provision hereof shall be effective, unless set forth in a written instrument signed by the Authority and the Tenant.

     WITNESS the following signatures:


                              VIRGINIA BIOTECHNOLOGY RESEARCH
                              PARK AUTHORITY


                              By:/s/ Robert T. Skunda
                                 -------------------------------------
                                         Robert T. Skunda
                                         Executive Director

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                              Date:  6/27/00
                                   -----------------------------------

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                              INSMED, INC.


                              By:/s/ Michael D. Baer
                                 -------------------------------------

                                    Its:  Chief Financial Officer
                                          ----------------------------

                              Date:  7/28/00
                                   -----------------------------------

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